EXHIBIT 32.1


    Certification of Chief Executive Officer Pursuant to
                   18 U.S.C. Section 1350,
                   as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of Park Electrochemical Corp.(the "Company") for the fiscal year ended February 27, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Brian
E. Shore, as President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1)  The Report fully complies with the requirements of
Section  13(a)  or 15(d) of the Securities  Exchange  Act  of
1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Brian E. Shore
Name:  Brian E. Shore
Title: President and Chief Executive Officer
Date:  May 13, 2005







[Exhibit-3201k]ll